U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2006

GREAT CHINA INTERNATIONAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

0-23015
(Commission File No.)

Nevada	87-0450232
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification No.)

C Site 25-26F Presidential Building, No. 69 Heping North Street
Heping District, Shenyang 110003, Peoples Republic of China
(Address of principal executive offices)

0086-24-2281388
(Registrant’s telephone number)

Not applicable
(Former Name or Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant's Certifying Accountant

Effective February 15, 2006, Great China International Holdings, Inc., engaged Murrell, Hall, McIntosh & Co. PLLP (“MHM”), as its independent registered accounting firm to audit the financial statements of Great China International for the fiscal year ended December 31, 2005. At the time of the engagement, the services of HJ Associates & Consultants, LLP, the firm that audited the financial statements of Great China International for the year ended December 31, 2004, were terminated. MHM has been engaged as the independent accounting firm for Great China International’s subsidiary, Silverstrand International Holding Ltd., which Great China International acquired in 2005. In the interest of expediency and cost, the Board of Directors of Great China International determined to make the change in accounting firms for the parent company, Great China International.

HJ Associates & Consultants, LLP performed audits of Great China International’s financial statements for each of the years ended December 31, 2004 and 2003. Their audit reports did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two-year period ended December 31, 2004, and from that date through February 15, 2006, there have been no disagreements between Great China International and HJ Associates & Consultants, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which would have caused HJ Associates & Consultants, LLP to make reference to the subject matter of such disagreements in connection with their reports for each of the years ended December 31, 2004 and 2003. In connection with its audits for each of the fiscal years ended December 31, 2004 and 2003, and through February 15, 2006, there were no reportable events (as defined in Regulation S-B Item 304(a)(1)(iv)(B)).

Great China International requested HJ Associates & Consultants, LLP to furnish a letter to the SEC stating whether it agrees with the above statements. The letter is furnished as Exhibit 16.1.

During the two most recent fiscal years and through the date hereof, neither Great China International nor any one on behalf of Great China International has consulted with MHM regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Great China International’s financial statements, or any other matters required to be disclosed under Item 304(a)(1)(iv) of Regulation S-B.

Item 9.01  Financial Statements and Exhibits

Furnished with this report as Exhibit 16.1 is the letter from HJ Associates & Consultants, LLP, dated February 15, 2006.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Great China International Holdings, Inc.

Date: February 16, 2006	By:	/s/ Jiang Fang
Jiang Fang, Chief Executive Officer